UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                            ------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  April 14, 2004
                                                   --------------

                          GVI SECURITY SOLUTIONS, INC.
                          ----------------------------
             (Exact name of registrant as specified in its charter)



       Delaware                   000-21295              77-0436410
--------------------------       ------------        -------------------------
(State or other jurisdiction     (Commission         (I.R.S. Employer
 of incorporation)               File Number)        Identification Number)






              1621 West Crosby, Suite 104, Carrollton, Texas 75006
              ----------------------------------------------------
               (Address of principal executive office) (Zip Code)

       Registrant's telephone number, including area code: (972) 245-7353
                                                            --------------

   Thinking Tools, Inc. 200 Park Avenue, Suite 3900, New York, New York 10166
   --------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

ITEM 5.   OTHER EVENTS.

         On April 14, 2004, GVI Security Solutions, Inc., formerly Thinking Tools, Inc. (the "Company"), issued a press release announcing the Company's new name, effective as of April 12, 2004 and a 65 to 1 reverse stock split of the Company's common stock. The Company's common stock began trading under its new symbol of "GVIS" on a post-split basis at the open of business on April 14, 2004.


Exhibits.

99.1     Press Release dated April 14, 2004.

                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  April 19, 2004

                                  GVI SECURITY SOLUTIONS, INC.


                                  By:  /s/ Nazzareno Paciotti
                                     ------------------------------------------
                                      Name:  Nazzareno Paciotti
                                      Title: Chief Executive Officer
                                             and Chief Financial Officer

                                  EXHIBIT INDEX

No.      Description
---      -----------

99.1     Press Release dated April 14, 2004.